EXHIBIT 23





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports dated February 4, 2000 included or incorporated by reference in this Annual Report on Form 10-K into Georgia-Pacific Corporation's previously filed Registration Statement No. 2-61238; Registration Statement No. 2-93184; Registration Statement No. 2-99381; Registration Statement No. 2-97165; Registration Statement No. 2-99380; Registration Statement No. 2-76072; Registration Statement No. 2-68688; Registration Statement No. 33-5964; Registration Statement No. 33-16528; Registration Statement No. 33-18482; Registration Statement No. 33-21018; Registration Statement No. 33-23776; Registration Statement No. 33-25446; Registration Statement No. 33-26985; Registration Statement No. 33-11341; Registration Statement No. 33-37930; Registration Statement No. 33-38561; Registration Statement No. 33-48331; Registration Statement No. 33-48329; Registration Statement No. 33-48330; Registration Statement No. 33-34810; Registration Statement No. 33-39693; Registration Statement No. 33-43453; Registration Statement No. 33-45892; Registration Statement No. 33-48041; Registration Statement No. 33-51182; Registration Statement No. 33-52815; Registration Statement No. 33-52823; Registration Statement No. 33-62498; Registration Statement No. 33-58664; Registration Statement No. 33-65208; Registration Statement No. 33-48328; Post-Effective Amendment No. 1 to Registration Statement No. 2-64516; Post-Effective Amendment No. 5 (with respect to the 1974 Employee Stock Option
Plan), Post-Effective Amendment No. 6 (with respect to the Savings and Capital Growth Plan), and Post-Effective Amendment No. 7 (with respect to the Savings and Capital Growth Plan) to Registration Statement No. 2-53427; Registration Statement No. 33-59057; Registration Statement No. 33-60933; Registration Statement No. 33-60127; Registration Statement No. 33-64673; Registration Statement No. 333-01785; Registration Statement No. 333-35793; Registration Statement No. 333-35813; Registration Statement No. 333-42597; Registration Statement No. 333-61665; Registration No. 333-80757; Registration Statement No. 333-93793 and Registration Statement No. 333-96007.


Atlanta, Georgia
March 27, 2000